Commitments	12 Months Ended
Dec. 31, 2024
Commitments [Abstract]
Commitments
26.	Commitments

a.	In January 2013, The Company reached a contract with EnerNOC, which allows Republic to receive payments for reduction in the electric energy consumption during a term declared by PJM Interconnection as an Emergency. The contract is for 5 years starting at January 31, 2013 and concluded at May 31, 2018. At that date, the Agreement was extended up to May 31, 2021.In January 2021, the company entered into a similar agreement with NRG Curtailment Solutions, Inc. with a term of five years. The Company recognized an income for both contracts in 2022, 2021 and 2020 for USD $ 0.6 million, USD$ 1.2 million and USD $ 1.1 million, respectively.

b.	On February 22, 2018, a contract was signed with Primental Technologies of Italy, United States of America and Mexico, for the construction of the Lamination train and the supply of a new reheating furnace for the Mexicali plant, thereby increasing capacity manufacturing for the manufacture of finished product from 17,500 to 22,500 tons per month. By August 2023 there is an optimal production mix of corrugated rebar and light structures. Naturally, the COVID pandemic delayed significantly the process. USD $25.5 million from budget has already been spent.

c.	On December 20, 2020, we purchased the Itauna plant by Cia. Siderúrgica de Espirito Santo, S.A. to Compañia Itaunense Energia y Participacoes Inmueble y Equipo Inmueble, located on Rua Clara Chaves at villa Santa Maria, Itauna city, committing to pay R$ 4.0 million reais per month, up to a total value of R$ 105.0 million reais, such payments have to be made until June 2022.

d.	In Brazil, contracts have been made for the purchase of electric energy in a general way and are distributed among the plants in Brazil, these contracts have different terms as of June 30, 2023 the supplier NEWCOM with an amount of R$ 9.48 million, the supplier ENEL with an amount of R$ 17.05 million, with a termination date of December 31, 2023 the following suppliers NEWCOM with an amount of R$ 33.9 million, and AMERICA with an amount of R$ 16.5 million.

With CESP/AUREN we have three purchase agreement for R$ 4.336 million, 4.021 million, 3.981 million with a termination date on December 31, 2024, 2025 and 2026 respectively. With EN EL TRADING BRASIL S.A. six contracts, two per year with a value of R$ 101.4 million, 90.0 million, 90.9 million with a termination date on December 31, 2024, 2025 and 2026 respectively. With AES three contracts, one per year with a value of R$ 60.1 million, 56.3 million, 59.9 million with a termination date on December 31, 2024, 2025 and 2026 respectively.

For our facilities in Brazil, the following suppliers are: continues to hold power purchase agreements with different termination dates as of December 31, 2024 with the supplier Newcom for R$ 24.9 million, with AMÉRICA for R$ 16.5 million, with SQUADRA for R$ 12.66 million and R$ 7.68 million with a termination date of December 2025.